ANNUAL REPORT
DECEMBER 31, 1999







                                 ------------
                                   STRATTON
                                 MUTUAL FUNDS
                                 ------------
                         Stability. Strategy. Success

                                                            [LOGO OF FIRST DATA]
DEAR FELLOW SHAREHOLDER:

This has been the most frustrating year in my forty year experience for value investing. Technology has been everything in 1999 as documented by the NASDAQ 100 Index being up 75%. Momentum investing is in and fundamental analysis is out. It is the most extreme example of a two tier market that I have seen in my career.

Value investors have seen large sectors that they typically focus on produce both absolute and relative price declines in a year when all the popular averages are up. This is because these value sectors are being used as sources of cash to fund investment in technology and Internet issues.

At year end, tax loss selling in many of these stocks created further price distortions setting up extremely oversold conditions in the traditional value arena. It is hard to plead patience to investors when they can see instant profits by participating in the frothier sectors of the markets. True investment values are very substantial in the market sectors in which we have invested. When the market's attention will come back to these groups is anyone's guess. It is safe to say that the investor support for these value industries is inversely correlated with the success of the technology sector.

Over a 24 year period, large capitalization value stocks have produced a compound annual return of 16.43% compared to the S&P 500 Index return of 16.05%. There were two prior periods 1979-1980 and 1989-1991 when value significantly underperformed the market. In each case, this was followed by a period in which value outperformed the S&P 500 Index: 1981-1989 and 1992-1993. We believe history will repeat and value investing will return to its long-term total return trend.

If in 2000, the NASDAQ Stock Index repeats its performance of 1999, our value stocks will continue to languish. If on the other hand, there is a correction of any significance in the current market leaders, investors will return to areas of the market that offer good value, less excitement, and perhaps old-fashioned fundamentals. Value investing has never been more out of favor than it currently is. This probably is spotlighting the contrarian point-of-view that it takes courage to adopt and patience to endure, but whose long term rewards should be very substantial from today's depressed price levels.

                                       Sincerely yours,

                                       /s/ James W. Stratton
                                       James W. Stratton
                                       Chairman
February 14, 2000

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
The full year, 1999, was a disappointing and frustrating one for shareholders with our value orientation to stock selection. We were penalized by sticking to a fundamental approach to earnings, dividends and cash flow. The most successful themes in 1999 focused around the Internet, technology, and price momentum. You can expect us to maintain our basic valuation approach while tweaking it a bit to emphasize relative price-to-cash flow valuations.

In the fourth quarter of 1999, there was significant activity in the portfolio. During the month of October, we eliminated a number of holdings that had significant losses in them for the purpose of offsetting realized capital gains. This is an attempt to make our Fund as tax efficient as possible. With the sale proceeds we added a number of new companies to the portfolio.

We invested 2.4% in the basic materials category using Alcan Aluminium and Weyerhaeuser Co. and added to our retailing with Federated Department Stores bringing this industry up to 4.1%. We added a new name in technology, Micron Technology, a leading producer of memory storage chips. Finally, we added two names in the energy area; El Paso Energy and USX-Marathon, creating a position of 3.0% in energy.

The fourth quarter was not a positive one for value stocks. Our portfolio performance was flat which contrasted dramatically with a 15.0% gain in the quarter for the NASDAQ Index, which is heavily weighted with technology stocks. Our portfolio content remains very oriented to value stocks that offer moderate levels of earnings growth at very reasonable prices in today's market. When the investor will turn away from technology and price momentum stocks to our type of value industries and fundamentals is anyone's guess.

Our industry weightings were little changed. Banks and financials remain the largest industry group with 18.5%, followed closely by insurance with 18.4%, and health care with 10.1%. Our turnover ratio was 39.81% for the year. Expenses remain at a relatively low level of 1.13%.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                              [CHART APPEARS HERE]

                  Label             A                B                C
-------------------------------------------------------------------------------
Label                         Original Share   Reinvestment of   Capital gains
-------------------------------------------------------------------------------
    1   73-74                        0                 43            7630
    2   75-76                        0                458           11280
    3   77-78                        0               1217           14155
    4   79-80                        0               2147           14597
    5   81-82                        0               3703           17299
    6   83-84                        0               6347           24755
    7   85-86                     3857              10805           38310
    8   87-88                    10945              11062           30774
    9   89-90                    22901              14859           31059
   10   91-92                    27527              21871           32464
   11   93-94                    35158              26652           32622
   12   95-96                    60327              41919           42938
   13   5/31/96 - 12/31/96       66844              44981           42654
   14             12/31/97       52749              58992           98447
   15             12/31/98       53823              63997          116451
   16             12/31/99       46177              57713          108613

Average Annual Total Return
for the period ended 12/31/99
 1 year.............  (9.29)%
 5 year............. +16.68
10 year............. +11.61
15 year............. +12.90
20 year............. +13.30
25 year............. +14.48

Past performance is not predictive of future performance.

* Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           December 31, 1999 September 30, 1999
---------------------------------------------------------------
Total Net Assets              $43,865,061       $49,311,050
---------------------------------------------------------------
Net Asset Value Per Share          $29.23            $29.05
---------------------------------------------------------------
Shares Outstanding              1,500,592         1,697,416
---------------------------------------------------------------
Number of Shareholders              1,190             1,251
---------------------------------------------------------------
Average Size Account              $36,861           $39,417
---------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 1999
--------------------------------------------------------------------------------

New Holdings                               Eliminated Holdings
--------------------------------------------------------------------------
Alcan Aluminium Ltd. (0.8%*)               Delphi Automotive Systems Corp.
El Paso Energy Corp. (1.3%*)               Gallagher (Arthur J.) & Co.
Entergy Corp. (0.5%*)                      General Motors Corp.
Federated Department Stores, Inc. (1.2%*)  Heinz (H.J.) Co.
Micron Technology, Inc. (1.1%*)            ReliaStar Financial Corp.
USX-Marathon Group (1.7%*)                 Xerox Corp.
Weyerhaeuser Co. (1.6%*)
Whirlpool Corp. (1.2%*)

* Percentage of Total Net Assets.

Ten Largest Holdings December 31, 1999
--------------------------------------------------------------------------------

                                Market Value Percent of TNA
-----------------------------------------------------------
American General Corp.          $ 3,573,713        8.1%
-----------------------------------------------------------
C&D Technologies, Inc.            2,503,250        5.7
-----------------------------------------------------------
Commerce Bancorp, Inc. (NJ)       2,284,800        5.2
-----------------------------------------------------------
Anheuser-Busch Companies, Inc.    2,126,250        4.8
-----------------------------------------------------------
Pitney Bowes, Inc.                1,932,500        4.4
-----------------------------------------------------------
Baxter International, Inc.        1,884,375        4.3
-----------------------------------------------------------
Ford Motor Co.                    1,870,312        4.3
-----------------------------------------------------------
Kimberly-Clark Corp.              1,827,000        4.2
-----------------------------------------------------------
PNC Bank Corp.                    1,780,000        4.1
-----------------------------------------------------------
First Union Corp.                 1,690,238        3.9
-----------------------------------------------------------
                                $21,472,438       49.0%
-----------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
For the second year in a row, REITs had negative total return performance. Shareholders in SMDS continued to receive a steady stream of monthly distributions, however. In fact, the Fund declared an additional distribution of $0.12 in mid-December. SMDS tracked the Morgan Stanley REIT Index throughout most of 1999, but fell short of the benchmark in late December,--the REIT market rallied in the last two weeks of the year and the Index finished the year at -4.55%, while SMDS ended the year down -6.25%. Our portfolio was hurt by heavy tax loss selling in the lodging and health care sectors.

Where do we go from here? We see the REIT sector like many value-oriented areas of the market--beaten up from a market perspective, but solid from a business standpoint. For instance, with the U.S. Economy growing at a healthy rate, businesses are in fact demanding more space in many real estate sectors-- including office, industrial, and retail. Furthermore, despite concerns over excessive building in the lodging sector, leisure and business travel are on the rise. Finally, given the increase in demand for health care services, prompted by the aging of the U.S. population, health care REITs should, in the long run, perform well.

Our current goal is to own fundamentally strong companies offering secure dividend payments. We do not see REITs having a dramatic run-up in price this year, but we do see a return to historical norms, i.e., earnings growth of 6-7% and dividend yields of 7-9%. Though the dividend/total return story may not be exciting to some, we still see value in it. We will continue to invest SMDS in this area of the market.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

                              [CHART APPEARS HERE]

            Label            A                 B                    C
Label                  Oringinal Shares   Reinvestment of    Reinvestments of
    1           81                 9118               583
    2           82                 9354              1641
    3           83                10808              3107
    4           84                10667              4379
    5           85                11795              6627
    6           86                14604             10328
    7           87                16320             13744                 503
    8           88                13184             13041                1043
    9           89                12824             15044                1015
   10           90                12864             17513                1018
   11           91                12084             19388                 956
   12           92                14609             26570                1156
   13           93                15701             31818                1242
   14           94                15060             33590                1192
   15           95                13039             32499                1032
   16           96                14388             39890                1138
   17 1/31/96-12/3                14399             43821                1139
   18     12/31/97                15879             52959                1257
   19     12/31/98                13009             47819                1029
   20     12/31/99                11179             45934                 884

Average Annual Total Return
for the period ended 12/31/99

 1 year...............  (6.25)%
 5 year...............+  5.54
10 year...............+  5.81
15 year...............+  8.02

Past performance is not predictive of future performance.

*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                           December 31, 1999 September 30, 1999
---------------------------------------------------------------
Total Net Assets              $59,413,078       $68,035,261
---------------------------------------------------------------
Net Asset Value Per Share          $21.28            $22.74
---------------------------------------------------------------
Shares Outstanding              2,792,429         2,992,020
---------------------------------------------------------------
Number of Shareholders              3,372             3,609
---------------------------------------------------------------
Average Size Account              $17,620           $18,852
---------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 1999
--------------------------------------------------------------------------------

Eliminated Holdings
----------------------------------------
LTC Properties, Inc.
Tanger Factory Outlet Centers, Inc.

Ten Largest Holdings December 31, 1999
--------------------------------------------------------------------------------

                                              Market Value Percent of TNA
-------------------------------------------------------------------------
Liberty Property Trust                        $ 3,395,000        5.7%
-------------------------------------------------------------------------
Bradley Real Estate, Inc. Conv. Pfd. Class A    2,581,410        4.3
-------------------------------------------------------------------------
Colonial Properties Trust                       2,492,656        4.2
-------------------------------------------------------------------------
Gables Residential Trust                        2,400,000        4.0
-------------------------------------------------------------------------
Health Care Property Investors, Inc.            2,327,812        3.9
-------------------------------------------------------------------------
Mid-Atlantic Realty Trust                       2,314,375        3.9
-------------------------------------------------------------------------
EastGroup Properties, SBI                       2,312,500        3.9
-------------------------------------------------------------------------
Glimcher Realty Trust                           2,124,375        3.6
-------------------------------------------------------------------------
FelCor Lodging Trust, Inc.                      2,012,500        3.4
-------------------------------------------------------------------------
Health Care REIT, Inc.                          1,966,250        3.3
-------------------------------------------------------------------------
                                              $23,926,878       40.2%
-------------------------------------------------------------------------

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Dividend paying small-cap stocks recorded a poor year in 1999 on the heels of an equally disappointing year in 1998. While the Russell 2000 Index came in with a 21.26% return, your Fund lost 1.98% which was in line with the Russell 2000 Value Index at -1.49%. It was the second year in a row where the average stock was down for the year. Much like in 1998, we performed in line with the Russell 2000 Index through the September quarter. However, for the fourth quarter we recorded a 0.36% advance compared with the 18.44% rise in the technology laden Russell 2000 Index. For those who need convincing of the narrowness of the market in 1999, the Russell 2000 technology sector was up 101.3% for the year and 64.8% in the fourth quarter alone.

As you may already know, we have made a decision to relax the dividend requirement on the Fund which will allow us to purchase low dividend paying companies in sectors such as technology and oil services. This change is meant to be a pro-active step which recognizes some of the changes in dividend policy made by corporate managements in recent years. The Fund, however, will always be a value fund and will only own those companies which are undervalued relative to their peers and their future earnings prospects. The Fund will continue to use the same cash flow valuation methodology used before the dividend requirement was relaxed and management does not expect the undervalued nature of the portfolio holdings to change dramatically.

During the quarter we initiated a position in the utility sector to offset some of the volatility we are seeing in the technology stocks. We added some severely undervalued new names such as Foster Wheeler and Owens Corning. We eliminated several positions due to poor earnings prospects--notably Analysts International, Diagnostic Products and Superior TeleCom. We also trimmed back on our oversized positions to realize some profits during this volatile market period.

On December 14, 1999, your Board of Directors approved a change to the name of the Fund to Stratton Small-Cap Value Fund. References in this report will be to the Fund's new name.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend and capital gains distributions reinvested.

                              [CHART APPEARS HERE]

          Label               A                B                  C
---------------------------------------------------------------------------
Label                 Original Shares   Reinvestment of    Reinvestments of
---------------------------------------------------------------------------
    1  4-93                     10000
    2     3/31/94               10376               158
    3     3/31/95               10352               402
    4     3/31/96               12780               789
    5  3/31/96-12/3             13432              1067                 813
    6    12/31/97               17976              1633                2190
    7    12/31/98               16088              1626                1995
    8    12/31/99               15552              1840                1928

Average Annual Total Return
for the period ended 12/31/99
1 year..............  (1.98)%
3 year.............. + 8.06
5 year.............. +13.05
Since inception
(4/12/93)........... +10.27

Past performance is not predictive of future performance.

* Prior to 12/31/96, SSCV had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                           December 31, 1999 September 30, 1999
---------------------------------------------------------------
Total Net Assets              $36,054,018           $38,913,516
---------------------------------------------------------------
Net Asset Value Per Share          $19.44                $19.66
---------------------------------------------------------------
Shares Outstanding              1,855,051             1,979,384
---------------------------------------------------------------
Number of Shareholders              1,296                 1,426
---------------------------------------------------------------
Average Size Account              $27,819               $27,289
---------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 1999
--------------------------------------------------------------------------------

New Holdings                        Eliminated Holdings
-----------------------------------------------------------------
Belden, Inc. (1.2*)                 Analysts International Corp.
Energen Corp. (0.8%*)               Callaway Golf Co.
Foster Wheeler Corp. (1.0%*)        Diagnostic Products Corp.
Minnesota Power, Inc. (0.9%*)       Kimball International Class B
Owens Corning (1.6%*)               Superior TeleCom, Inc.
Park Electrochemical Corp. (1.1%*)

* Percentage of Total Net Assets.

Ten Largest Holdings December 31, 1999
--------------------------------------------------------------------------------

                                       Market Value Percent of TNA
------------------------------------------------------------------
Primex Technologies, Inc.              $ 1,245,000        3.5%
------------------------------------------------------------------
Quixote Corp.                            1,220,000        3.4
------------------------------------------------------------------
Florida Rock Industries, Inc.            1,205,312        3.4
------------------------------------------------------------------
LSI Industries, Inc.                     1,189,375        3.3
------------------------------------------------------------------
Technitrol, Inc.                         1,165,900        3.2
------------------------------------------------------------------
Bel Fuse, Inc. Class B                   1,160,969        3.2
------------------------------------------------------------------
Morrison Management Specialists, Inc.    1,129,875        3.1
------------------------------------------------------------------
True North Communications, Inc.          1,117,188        3.1
------------------------------------------------------------------
National Data Corp.                      1,018,125        2.8
------------------------------------------------------------------
Eaton Vance Corp.                          988,000        2.7
------------------------------------------------------------------
                                       $11,439,744       31.7%
------------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance

Stratton Growth Fund seeks, as its primary objective, possible growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in high yielding common stocks can produce above-average returns while lowering risk and preserving capital.

The chart below depicts a hypothetical $10,000 investment in SGF and several security indices. The U.S. Securities and Exchange Commission requires that this chart include a "broad-based" index like the S&P 500 Index. However, the characteristics of the securities held in the SGF portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index. In order to provide a more direct comparison we have also included the S&P/BARRA Value Index. The member firms of this index are more comparable to current and historical holdings of the SGF portfolio. Our goal is to provide a clear picture of the Fund's performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities.

From an overall equity universe of more than 2,500 companies, Stratton Management Co. screens down to about 200 companies by selecting stocks with a market capitalization of over $500 million with attractive valuation characteristics and strong earnings prospects. Additionally, Stratton Management Co. reviews common stock yield and yield related characteristics, such as dividend growth rates and dividend coverage. The next step in the process involves rigorous fundamental analysis of important parameters such as earnings, cash flow, relative industry competitive position, and management strengths. In this manner, SGF's buy candidate list is reduced to less than 40 stocks. These stocks are then available for addition to the Fund. The final selection of stocks for the portfolio of SGF is made by James W. Stratton, who has served as portfolio manager for more than 25 years. In his absence, a back-up manager, Gerard E. Heffernan, serves.

The primary investment characteristics of the portfolio are as follows: approximately 30 to 40 companies will be held; volatility as measured by the Beta of the stocks should be below average; the average portfolio yield should exceed the yield of the S&P 500 Index.

                              [CHART APPEARS HERE]
               Label      A        B            C
---------------------------------------------------------
Label                    SGF    S&P 500   S&P/BARRA Val
---------------------------------------------------------
    1          1989     10000    10000        10000
    2          1990      9328     9709         9315
    3          1991     11397    12671        11417
    4          1992     12162    13633        12618
    5          1993     12941    15009        14966
    6          1994     13871    15201        14871
    7          1995     19097    20906        20372
    8          1996     21804    25712        24854
    9          1997     29667    34286        32306
   10          1998     33066    44082        37047
   11          1999     29994    53350        41760

AVERAGE ANNUAL TOTAL RETURN
1 Year    5 Year    10 Year
(9.29)%   16.68%    11.61%

Past performance is not predictive of future performance.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

* The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. ** The S&P/BARRA Value Index is an unmanaged index comprised of securities in the S&P 500 Index that have a lower than average price-to-book ratio.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance

Under normal conditions, Stratton Monthly Dividend REIT Shares will invest at least 65% of its assets in the equity securities of Real Estate Investment Trusts ("REITs"). The remaining 35% of its assets may be invested, though it is not required, in real estate related companies or in any other U.S. companies. REITs own income producing commercial real estate properties such as apartment complexes, health care facilities, shopping centers, regional malls, office buildings, hotels, industrial buildings, and storage facilities.

The chart below depicts a hypothetical $10,000 investment in SMDS and several security indices. The U.S. Securities and Exchange Commission requires that this chart include a "broad-based" index like the S&P 500 Index. However, the characteristics of the securities held in the SMDS portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index. SMDS must invest at least 65% of the Fund's assets in REITs. Under normal conditions, 80% of the Fund's assets are invested in REITs. There are no REITs in the S&P 500 Index. In order to provide a more direct comparison the NAREIT Equity Index is also included. The goal is to provide a clear picture of the Fund's performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities. Investors should remember that a high rate of return from dividend and interest income is at the forefront of SMDS' investment objective, with growth of capital as a secondary goal.

From an overall equity universe of more than 2,500 companies, Stratton Management Co., screens down to about 100 companies by selecting stocks which possess a dividend yield of at least 6%. The second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage of companies that also operate within the real estate industry. The portfolio contains approximately 30 to 40 companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of SMDS is made by James W. Stratton, who has served as portfolio manager of the Fund for over nineteen years. In his absence, John A. Affleck serves as a back-up portfolio manager. Research and analysis of the Fund's REIT holdings is performed by James A. Beers, Vice President of Mutual Funds.

The volatility of the portfolio as measured by the Beta of the stocks is considerably below average when compared to other stock mutual funds. By combining high dividend yields and lower than average price volatility, the Fund tries to produce good relative performance in up markets and above average performance in down markets.

                              [CHART APPEARS HERE]

                Label           A               B               c
--------------------------------------------------------------------
   Label                       SMDS       NAREIT EQUITY      S&P 500
--------------------------------------------------------------------
       1         1989          1000            10000          10000
       2         1990          9617             8465           9709
       3         1991         12993            11486          12671
       4         1992         14345            13162          13633
       5         1993         15292            15749          15009
       6         1994         13437            16249          15201
       7         1995         16588            18729          20906
       8         1996         18012            25335          25712
       9         1997         21269            30467          34286
      10         1998         18769            25135          44082
      11         1999         17596            23974          53350

AVERAGE ANNUAL TOTAL RETURN
 1 Year   5 Year   10 Year
 (6.25)%  5.54%     5.81%

Past performance is not predictive of future performance.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

* The NAREIT Equity Index is an unmanaged index comprised of 176 real estate investment trusts.
** The S&P 500 index is a widely recognized, unmanaged index of 500 common stock which are generally representative of the U.S. stock market as a whole.

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance

Stratton Small-Cap Value Fund's investment philosophy is to achieve both dividend income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its assets in common stock and securities convertible into common stock of small-cap companies. Small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the largest capitalization of the largest company in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that Stratton Management Co. believes are undervalued. Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios.

Stratton Management Co. employs a three-step process that focuses on a stock's fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company's valuation relative to its peers and its valuation relative to its private market value. Stratton Management Co. believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. The portfolio contains approximately 60 companies that meet these criteria. Fundamental security analysis is applied to those companies on a continuing basis. The final decision to buy or sell stocks for the portfolio of SSCV is made by Frank H. Reichel, III and James W. Stratton.

Securities in the portfolio that Stratton Management Co. may sell are those stocks with either poor earnings prospects relative to their peers or stocks that have excessive valuations relative to their peers. The volatility of the portfolio, as measured by the Standard Deviation and/or Beta of the stocks, is considerably below that of the average small-cap fund.

                              [CHART APPEARS HERE]

              Label               A               B
----------------------------------------------------------
Label                           SSCY         RUSSELL 2000
----------------------------------------------------------
    1        4/12/93            10000           10000
    2       12/31/93            10754           11663
    3       12/31/94            10464           11450
    4       12/31/95            13318           14707
    5       12/31/96            15311           17133
    6       12/31/97            21799           20965
    7       12/31/98            19709           20430
    8       12/31/99            19320           24774
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
1 Year  5 Year  Since Inception
(1.98)% 13.05%      10.27%

Past performance is not predictive of future performance.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

* The Russell 2000 Index is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. The Russell 2000 is considered an unmanaged index.

SCHEDULE OF INVESTMENTS December 31, 1999
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                      Market
                                                          Number of    Value
                                                           Shares     (Note 1)
                                                          --------- -----------

COMMON STOCKS - 94.4%
Banking/Financial - 18.5%
Amsouth Bancorp..........................................  20,000   $   386,250
Comerica, Inc............................................  22,500     1,050,469
Commerce Bancorp, Inc. (NJ)..............................  56,502     2,284,800
First Union Corp.........................................  51,512     1,690,238
PNC Bank Corp............................................  40,000     1,780,000
Summit Bancorp, Inc......................................  30,000       918,750
                                                                    -----------
                                                                      8,110,507
                                                                    -----------
Basic Materials - 2.4%
Alcan Aluminium Ltd......................................   8,000       329,500
Weyerhaeuser Co..........................................  10,000       718,125
                                                                    -----------
                                                                      1,047,625
                                                                    -----------
Business Services - 6.0%
Diebold, Inc.............................................  30,000       705,000
Pitney Bowes, Inc........................................  40,000     1,932,500
                                                                    -----------
                                                                      2,637,500
                                                                    -----------
Capital Goods - 2.4%
Briggs & Stratton Corp...................................  20,000     1,072,500
                                                                    -----------
Consumer Durables - 7.7%
Armstrong World Industries, Inc..........................  30,000     1,001,250
Ford Motor Co............................................  35,000     1,870,312
Whirlpool Corp...........................................   8,000       520,500
                                                                    -----------
                                                                      3,392,062
                                                                    -----------
Consumer Non-Durables - 9.0%
Anheuser-Busch Companies, Inc............................  30,000     2,126,250
Kimberly-Clark Corp......................................  28,000     1,827,000
                                                                    -----------
                                                                      3,953,250
                                                                    -----------
Consumer Services - 5.5%
American Express Co......................................  10,000     1,662,500
H&R Block, Inc...........................................  17,000       743,750
                                                                    -----------
                                                                      2,406,250
                                                                    -----------
Energy - 3.0%
El Paso Energy Corp......................................  15,000       582,187
USX-Marathon Group.......................................  30,000       740,625
                                                                    -----------
                                                                      1,322,812
                                                                    -----------
Health Care - 10.1%
American Home Products Corp..............................  35,000     1,380,312
Baxter International, Inc................................  30,000     1,884,375
Mallinckrodt, Inc........................................  20,000       636,250
Shared Medical Systems Corp..............................  10,000       509,375
                                                                    -----------
                                                                      4,410,312
                                                                    -----------

                                                                      Market
                                                         Number of     Value
                                                           Shares     (Note 1)
                                                         ---------- -----------

Industrial - 5.7%
C&D Technologies, Inc...................................     58,900 $ 2,503,250
                                                                    -----------
Insurance/Services - 18.4%
American General Corp...................................     47,100   3,573,713
Aon Corp................................................     33,750   1,350,000
Jefferson-Pilot Corp....................................     12,500     853,125
Lincoln National Corp...................................     20,000     800,000
Unitrin, Inc............................................     40,000   1,505,000
                                                                    -----------
                                                                      8,081,838
                                                                    -----------
Retailing - 4.1%
Federated Department Stores, Inc.+......................     10,000     505,625
The Limited, Inc........................................     30,000   1,299,375
                                                                    -----------
                                                                      1,805,000
                                                                    -----------
Technology - 1.1%
Micron Technology, Inc.+................................      6,000     466,500
                                                                    -----------
Utilities - 0.5%
Entergy Corp............................................      8,000     206,000
                                                                    -----------
Total Common Stocks
 (cost $25,651,929).....................................             41,415,406
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 5.0%
U.S. Treasury Bill
 2.80%, due 1/06/00 (cost $2,199,144)................... $2,200,000   2,199,144
                                                                    -----------
Total Investments - 99.4%
 (cost $27,851,073*)....................................             43,614,550
Cash and Other Assets
 Less Liabilities - 0.6%................................                250,511
                                                                    -----------
NET ASSETS - 100.00%....................................            $43,865,061
                                                                    ===========

--------
+ Non-income producing security
* Aggregate cost for federal income tax purposes is $27,851,073; and net unrealized appreciation is as follows:

Gross unrealized appreciation..................................... $15,924,347
Gross unrealized depreciation.....................................    (160,870)
                                                                   -----------
 Net unrealized appreciation...................................... $15,763,477
                                                                   ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 1999
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

COMMON STOCKS - 90.4%
Apartments - 13.0%
Cornerstone Realty Income Trust, Inc.....................  130,000  $ 1,267,500
Gables Residential Trust.................................  100,000    2,400,000
Home Properties of New York, Inc.........................   70,000    1,920,625
Smith (Charles E.) Residential Realty, Inc...............   30,000    1,061,250
Walden Residential Properties, Inc.......................   50,000    1,081,250
                                                                    -----------
                                                                      7,730,625
                                                                    -----------
Diversified  - 13.8%
Colonial Properties Trust................................  107,500    2,492,656
EastGroup Properties, SBI................................  125,000    2,312,500
Meditrust Corp...........................................  300,000    1,650,000
Pacific Gulf Properties, Inc.............................   85,000    1,721,250
                                                                    -----------
                                                                      8,176,406
                                                                    -----------
Health Care - 8.8%
Health Care Property Investors, Inc......................   97,500    2,327,812
Health Care REIT, Inc....................................  130,000    1,966,250
HRPT Properties Trust....................................   90,000      810,000
Senior Housing Properties Trust..........................    9,000      111,938
                                                                    -----------
                                                                      5,216,000
                                                                    -----------
Lodging - 16.7%
Equity Inns, Inc.........................................  190,000    1,282,500
FelCor Lodging Trust, Inc................................  115,000    2,012,500
Hospitality Properties Trust.............................   60,000    1,143,750
Innkeepers USA Trust.....................................  200,000    1,637,500
Jameson Inns, Inc........................................  160,000    1,130,000
RFS Hotel Investors, Inc.................................  125,000    1,304,688
Winston Hotels, Inc......................................  175,000    1,421,875
                                                                    -----------
                                                                      9,932,813
                                                                    -----------
Net Lease - 3.9%
Franchise Finance Corp. of America.......................   65,000    1,555,937
Starwood Financial, Inc..................................   46,000      779,125
                                                                    -----------
                                                                      2,335,062
                                                                    -----------
Office/Industrial - 16.1%
First Industrial Realty Trust, Inc.......................   60,000    1,646,250
Liberty Property Trust...................................  140,000    3,395,000
Mack-Cali Realty Corp....................................   55,000    1,433,437
ProLogis Trust...........................................   75,000    1,443,750
SL Green Realty Corp.....................................   75,000    1,631,250
                                                                    -----------
                                                                      9,549,687
                                                                    -----------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------

Outlet Centers - 2.1%
Mills Corp..............................................     68,700 $ 1,228,013
                                                                    -----------
Regional Malls - 3.6%
Glimcher Realty Trust...................................    165,000   2,124,375
                                                                    -----------
Shopping Centers - 12.4%
Developers Diversified Realty Corp......................     80,000   1,030,000
IRT Property Co.........................................    166,000   1,296,875
Mid-Atlantic Realty Trust...............................    230,000   2,314,375
New Plan Excel Realty Trust, Inc........................    108,000   1,707,750
Western Properties Trust................................    110,000   1,051,875
                                                                    -----------
                                                                      7,400,875
                                                                    -----------
Total Common Stocks
 (cost $64,930,762).....................................             53,693,856
                                                                    -----------
PREFERRED STOCKS - 6.1%
Bradley Real Estate, Inc. Conv. Preferred Class A.......    132,380   2,581,410
Kimco Realty Corp. - Depositary Shares Class D..........     50,000   1,065,625
                                                                    -----------
Total Preferred Stocks
 (cost $4,368,815)......................................              3,647,035
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 2.4%
American Express Credit Corp.
 2.20%, due 01/03/00
 (cost $1,399,829)...................................... $1,400,000   1,399,829
                                                                    -----------
Total Investments - 98.9%
 (cost $70,699,406*)....................................             58,740,720
Cash and Other Assets
 Less Liabilities - 1.1%................................                672,358
                                                                    -----------
NET ASSETS - 100.00%....................................            $59,413,078
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $70,699,406; and net unrealized depreciation is as follows:

Gross unrealized appreciation.................................... $  1,441,469
Gross unrealized depreciation....................................  (13,400,155)
                                                                  ------------
 Net unrealized depreciation..................................... $(11,958,686)
                                                                  ============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 1999
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

COMMON STOCKS - 97.1%
Banking/Financial - 18.2%
American Bank of Connecticut.............................  22,000   $   532,125
Colonial BancGroup, Inc..................................  40,000       415,000
Commerce Bancorp, Inc. (NJ)..............................  20,671       835,884
Community Bank Systems, Inc..............................  17,000       393,125
Conning Corp.............................................  20,800       171,600
Dain Rauscher Corp.......................................  17,000       790,500
Eaton Vance Corp.........................................  26,000       988,000
First Essex Bancorp, Inc.................................  30,000       431,250
First Financial Holdings, Inc............................  18,000       288,000
Medford Bancorp, Inc.....................................  26,000       432,250
Southwest Securities Group, Inc..........................  15,620       427,597
United Bankshares, Inc...................................  20,000       477,500
Webster Financial Corp...................................  16,632       391,891
                                                                    -----------
                                                                      6,574,722
                                                                    -----------
Business Services - 7.8%
AAR Corp.................................................  50,000       896,875
Primesource Corp.........................................  90,000       427,500
Schawk, Inc..............................................  44,300       376,550
True North Communications, Inc...........................  25,000     1,117,188
                                                                    -----------
                                                                      2,818,113
                                                                    -----------
Chemicals - 3.8%
Omnova Solutions, Inc....................................  15,000       116,250
Primex Technologies, Inc.................................  60,000     1,245,000
                                                                    -----------
                                                                      1,361,250
                                                                    -----------
Consumer Durables - 3.7%
La-Z-Boy, Inc............................................  25,000       420,312
Polaris Industries, Inc..................................  25,000       906,250
                                                                    -----------
                                                                      1,326,562
                                                                    -----------
Consumer Non-Durables - 11.1%
Deb Shops, Inc...........................................  40,000       740,000
Glatfelter (P.H.) Co.....................................  20,000       291,250
International Multifoods Corp............................  30,000       397,500
Owens Corning............................................  30,000       579,375
Riviana Foods, Inc. (DE).................................  52,000       923,000
Tasty Baking Co..........................................  16,575       139,852
Velcro Industries, N.V...................................  76,000       916,750
                                                                    -----------
                                                                      3,987,727
                                                                    -----------

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

Energy - 6.1%
Mitchell Energy & Development
 Corp. Class B...........................................  30,000   $   646,875
Penn Virginia Corp.......................................  40,000       670,000
Tidewater, Inc...........................................  25,000       900,000
                                                                    -----------
                                                                      2,216,875
                                                                    -----------
Health Care - 5.3%
Morrison Management Specialists, Inc.....................  52,400     1,129,875
Shared Medical Systems Corp..............................  15,000       764,063
                                                                    -----------
                                                                      1,893,938
                                                                    -----------
Industrial - 19.5%
A.O. Smith Corp..........................................  30,000       656,250
Commercial Intertech Corp................................  70,000       892,500
Florida Rock Industries, Inc.............................  35,000     1,205,312
GenCorp, Inc.............................................  15,000       148,125
Greenbrier Companies, Inc................................  73,000       629,625
Hughes Supply, Inc.......................................  30,000       646,875
LSI Industries, Inc......................................  55,000     1,189,375
Oshkosh Truck Corp. Class B..............................  30,000       879,375
Republic Group, Inc......................................  45,000       680,625
TB Wood's Corp...........................................  12,000       102,000
                                                                    -----------
                                                                      7,030,062
                                                                    -----------
Insurance/Services - 3.3%
Blanch (E.W.) Holdings, Inc..............................  13,000       796,250
Donegal Group, Inc.......................................  61,299       390,781
                                                                    -----------
                                                                      1,187,031
                                                                    -----------
Real Estate - 0.7%
Pacific Gulf Properties, Inc.............................  13,000       263,250
                                                                    -----------
Technology - 15.9%
Bel Fuse, Inc. Class B...................................  48,500     1,160,969
Belden, Inc..............................................  20,000       420,000
Foster Wheeler Corp......................................  40,000       355,000
National Data Corp.......................................  30,000     1,018,125
Park Electrochemical Corp................................  15,000       398,438
Quixote Corp.............................................  80,000     1,220,000
Technitrol, Inc..........................................  26,200     1,165,900
                                                                    -----------
                                                                      5,738,432
                                                                    -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

Utilities - 1.7%
Energen Corp.............................................   15,000  $   270,937
Minnesota Power, Inc.....................................   20,000      338,750
                                                                    -----------
                                                                        609,687
                                                                    -----------
Total Common Stocks
 (cost $29,652,447)......................................            35,007,649
                                                                    -----------
                                                          Principal
                                                           Amount
                                                          ---------
SHORT-TERM NOTES - 2.1%
U.S. Treasury Bill
 2.75%, due 01/06/00
 (cost $749,713)......................................... $750,000      749,714
                                                                    -----------
Total Investments - 99.2%
 (cost $30,402,160*).....................................            35,757,363
Cash and Other Assets
 Less Liabilities - 0.8%.................................               296,655
                                                                    -----------
NET ASSETS - 100.00%.....................................           $36,054,018
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $30,402,160; and net unrealized appreciation is as follows:

Gross unrealized appreciation..................................... $ 8,378,461
Gross unrealized depreciation.....................................  (3,023,258)
                                                                   -----------
 Net unrealized appreciation...................................... $ 5,355,203
                                                                   ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1999

                                              SGF        SMDS         SSCV
                                          ----------- -----------  -----------
ASSETS:
  Investments in securities at value
   (cost $27,851,073, $70,699,406, and
   $30,402,160, respectively) (Note 1)... $43,614,550 $58,740,720  $35,757,363
  Cash...................................     355,451      61,978      318,830
  Dividends and interest receivable......      42,835     670,007       87,074
  Receivable for shares sold.............      15,000      31,500          --
  Receivable for securities sold.........     752,219         --           --
                                          ----------- -----------  -----------
    Total Assets.........................  44,780,055  59,504,205   36,163,267
                                          ----------- -----------  -----------
LIABILITIES:
  Accrued expenses and other
   liabilities...........................      37,539      61,117       26,962
  Payable for shares redeemed............       7,930      30,010       82,287
  Payable for investment securities
   purchased.............................     869,525         --           --
                                          ----------- -----------  -----------
    Total Liabilities....................     914,994      91,127      109,249
                                          ----------- -----------  -----------
NET ASSETS:
  Applicable to 1,500,592, 2,792,429, and
   1,855,051 shares outstanding,
   respectively/1...................../.. $43,865,061 $59,413,078  $36,054,018
                                          =========== ===========  ===========
  Net asset value, offering and redemp-
   tion price per share.................. $     29.23 $     21.28  $     19.44
                                          =========== ===========  ===========
SOURCE OF NET ASSETS:
  Paid-in capital........................ $25,456,613 $87,056,440  $30,807,102
  Undistributed net investment income....       8,427         --        16,103
  Accumulated net realized gain (loss) on
   investments...........................   2,636,544 (15,684,676)    (124,390)
  Net unrealized appreciation (deprecia-
   tion) of investments..................  15,763,477 (11,958,686)   5,355,203
                                          =========== ===========  ===========
    Net Assets........................... $43,865,061 $59,413,078  $36,054,018
                                          =========== ===========  ===========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1999

                                             SGF         SMDS         SSCV
                                         -----------  -----------  -----------
INCOME:
  Dividends (net of foreign withholding
   tax of $180 for SGF)................. $ 1,170,234  $ 5,317,800  $   880,735
  Interest..............................     130,697      177,165       68,580
                                         -----------  -----------  -----------
    Total Income........................   1,300,931    5,494,965      949,315
                                         -----------  -----------  -----------
EXPENSES:
  Accounting/Pricing services fees......      32,643       35,415       31,507
  Administration services fees..........      32,224       40,578       23,881
  Advisory fees (Note 2)................     402,982      431,511      229,118
  Audit fees............................      20,700       23,487       15,400
  Custodian fees........................      16,478       22,585       15,798
  Directors' fees.......................      15,135       19,632       11,107
  Legal fees............................       9,919       12,645        7,108
  Miscellaneous fees....................       8,679       10,961        6,018
  Printing and postage fees.............      25,249       33,115       17,669
  Registration fees.....................      20,813       20,090       23,550
  Shareholder services fees.............      37,645      121,837       48,592
  Taxes other than income taxes.........       4,225        5,425        3,050
                                         -----------  -----------  -----------
    Total Expenses......................     626,692      777,281      432,798
                                         -----------  -----------  -----------
      Net Investment Income.............     674,239    4,717,684      516,517
                                         -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on
   investments..........................   3,251,257   (2,505,510)   1,034,763
  Net decrease in unrealized
   appreciation on investments..........  (9,385,310)  (6,710,730)  (2,192,714)
                                         -----------  -----------  -----------
  Net loss on investments...............  (6,134,053)  (9,216,240)  (1,157,951)
                                         -----------  -----------  -----------
    Net decrease in net assets resulting
     from operations.................... $(5,459,814) $(4,498,556) $  (641,434)
                                         ===========  ===========  ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    SGF                        SMDS
                         --------------------------  --------------------------
                          Year Ended    Year Ended    Year Ended    Year Ended
                           12/31/99      12/31/98      12/31/99      12/31/98
                         ------------  ------------  ------------  ------------
OPERATIONS:
 Net investment income.. $    674,239  $    998,604  $  4,717,684  $  5,360,764
 Net realized gain
  (loss) on
  investments...........    3,251,257     4,896,340    (2,505,510)    3,596,392
 Net increase (decrease)
  in unrealized
  appreciation of
  investments...........   (9,385,310)      687,299    (6,710,730)  (19,590,880)
                         ------------  ------------  ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............   (5,459,814)    6,582,243    (4,498,556)  (10,633,724)
                         ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income ($0.41 and
  $0.59 per share,
  respectively, for SGF,
  $1.55 and $1.65,
  respectively, for
  SMDS).................     (665,812)   (1,034,331)   (4,717,684)   (5,360,764)
 From realized gains on
  investments ($1.33 and
  $2.43 per share,
  respectively, for
  SGF)..................   (2,250,632)   (4,304,696)          --            --
 In excess of net
  investment income
  ($0.00 and $0.40 per
  share for SMDS).......          --            --            --     (1,299,867)
 Return of capital
  ($0.49 and $0.00 per
  share for SMDS).......          --            --     (1,514,708)          --
CAPITAL SHARE
 TRANSACTIONS:/2/         (11,081,854)    1,902,474    (9,792,276)   (4,725,567)
                         ------------  ------------  ------------  ------------
 Total increase
  (decrease) in net
  assets................  (19,458,112)    3,145,690   (20,523,224)  (22,019,922)
NET ASSETS:
 Beginning of period....   63,323,173    60,177,483    79,936,302   101,956,224
                         ------------  ------------  ------------  ------------
 End of period
  (including
  undistributed net
  investment income of
  $8,427 and $0,
  respectively, for SGF,
  and $0 and $0,
  respectively, for
  SMDS)................. $ 43,865,061  $ 63,323,173  $ 59,413,078  $ 79,936,302
                         ============  ============  ============  ============
                                   SSCV
                         --------------------------
                          Year Ended    Year Ended
                           12/31/99      12/31/98
                         ------------  ------------
OPERATIONS:
 Net investment income.. $    516,517  $    388,213
 Net realized gain
  (loss) on
  investments...........    1,034,763    (1,159,153)
 Net decrease in
  unrealized
  appreciation of
  investments...........   (2,192,714)   (4,996,458)
                         ------------  ------------
 Net decrease in net
  assets resulting from
  operations............     (641,434)   (5,767,398)
                         ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income ($0.27 and
  $0.18 per share,
  respectively, for
  SSCV).................     (501,810)     (410,582)
 From realized gains on
  investments ($0.00 and
  $0.04 per share,
  respectively, for
  SSCV).................          --        (96,899)
CAPITAL SHARE
 TRANSACTIONS:/2/          (5,592,043)    9,687,236
                         ------------  ------------
 Total increase
  (decrease) in net
  assets................   (6,735,287)    3,412,357
NET ASSETS:
 Beginning of period....   42,789,305    39,376,948
                         ------------  ------------
 End of period
  (including
  undistributed net
  investment income of
  $16,103 and $1,396,
  respectively, for
  SSCV)................. $ 36,054,018  $ 42,789,305
                         ============  ============

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/ A summary of capital share transactions follows:

                                                    SGF
                                -----------------------------------------------
                                 Year Ended 12/31/99     Year Ended 12/31/98
                                ----------------------  -----------------------
                                 Shares      Value       Shares       Value
                                --------  ------------  ---------  ------------
Shares issued.................   119,531  $  3,966,635    318,761  $ 11,325,835
Shares reinvested from net in-
 vestment income and capital
 gains distributions..........    82,967     2,568,964    140,694     4,684,002
                                --------  ------------  ---------  ------------
                                 202,498     6,535,599    459,455    16,009,837
Shares redeemed...............  (560,493)  (17,617,453)  (403,301)  (14,107,363)
                                --------  ------------  ---------  ------------
  Net increase (decrease).....  (357,995) $(11,081,854)    56,154  $  1,902,474
                                ========  ============  =========  ============

                                                    SMDS
                                -----------------------------------------------
                                 Year Ended 12/31/99     Year Ended 12/31/98
                                ----------------------  -----------------------
                                 Shares      Value       Shares       Value
                                --------  ------------  ---------  ------------
Shares issued.................   201,707  $  4,798,470    373,202  $  9,611,674
Shares reinvested from net in-
 vestment income..............   164,663     3,826,361    141,500     3,873,947
                                --------  ------------  ---------  ------------
                                 366,370     8,624,831    514,702    13,485,621
Shares redeemed...............  (799,368)  (18,417,107)  (660,216)  (18,211,188)
                                --------  ------------  ---------  ------------
  Net (decrease)..............  (432,998) $ (9,792,276)  (145,514) $ (4,725,567)
                                ========  ============  =========  ============

                                                    SSCV
                                -----------------------------------------------
                                 Year Ended 12/31/99     Year Ended 12/31/98
                                ----------------------  -----------------------
                                 Shares      Value       Shares       Value
                                --------  ------------  ---------  ------------
Shares issued.................   279,605  $  5,275,738  1,071,101  $ 24,120,897
Shares reinvested from net
 investment income and capital
 gains distributions..........    19,978       383,537     18,664       402,242
                                --------  ------------  ---------  ------------
                                 299,583     5,659,275  1,089,765    24,523,139
Shares redeemed...............  (572,731)  (11,251,318)  (713,619)  (14,835,903)
                                --------  ------------  ---------  ------------
  Net increase (decrease).....  (273,148) $ (5,592,043)   376,146  $  9,687,236
                                ========  ============  =========  ============


                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1999

Note 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Value Fund ("SSCV"). The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in securities of real estate investment trusts.

The objective of SSCV is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $15,684,000 of which

-------------------------------------------------------------------------------
December 31, 1999
   $7,681,000 expires in 2000, $4,331,000 expires in 2003, $1,167,000 expires in 2005 and $2,505,000 expires in 2007. SSCV has a capital loss carryover available to offset future capital gains, if any, of approximately $124,000, which expires in 2006.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Note 2. - During the year ended December 31, 1999, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows: SGF-- $402,982; SMDS--$431,511; SSCV--$229,118. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with each of these Funds to offset a portion of the cost of certain administrative responsibilities delegated to PFPC Inc.


SSCV pays a monthly fee at an annual rate of 0.75% of the average daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"), a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better

-------------------------------------------------------------------------------
December 31, 1999
than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the year ended December 31, 1999 caused the advisory fee to decrease by $62,604.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

Pursuant to an agreement between The Bank of New York (the "Custodian"), and PFPC Inc., the Custodian reallows a portion of its custody fees to PFPC Inc. for certain services delegated to PFPC Inc. The amount is not readily determinable. Effective December 1, 1999, Provident Distributors, Inc. ("PDI") serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

Note 3. - Purchases and sales of investment securities, excluding short-term notes, for the year ended December 31, 1999 were as follows:

                                                 SGF        SMDS        SSCV
                                             ----------- ----------- -----------
Cost of purchases........................... $21,029,098 $ 9,436,657 $16,656,401
Proceeds of sales...........................  33,271,488  17,496,477  22,896,886

Note 4. - Subsequent Event - On December 14, 1999 the Board of Directors approved a change to the name of Stratton Small-Cap Yield Fund to Stratton Small-Cap Value Fund.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           Years Ended December 31,      7 Months     Years Ended May 31,
                          -----------------------------   Ended       --------------------
                            1999       1998      1997    12/31/96       1996       1995
                          --------   --------  --------  --------     ---------  ---------
Net Asset Value,
 Beginning of Period....  $  34.07   $  33.39  $  27.00  $ 27.18      $   22.35  $   20.65
                          --------   --------  --------  -------      ---------  ---------
  Income From Investment
   Operations
  Net investment
   income...............     0.416      0.570     0.550    0.312          0.556      0.537
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    (3.516)     3.130     8.900    1.298          5.759      2.978
                          --------   --------  --------  -------      ---------  ---------
    Total from
     investment
     operations.........    (3.100)     3.700     9.450    1.610          6.315      3.515
                          --------   --------  --------  -------      ---------  ---------
  Less Distributions
  Dividends (from net
   investment income)...    (0.410)    (0.590)   (0.540)  (0.580)        (0.540)    (0.540)
  Distributions (from
   capital gains).......    (1.330)    (2.430)   (2.520)  (1.210)        (0.945)    (1.275)
                          --------   --------  --------  -------      ---------  ---------
    Total
     distributions......    (1.740)    (3.020)   (3.060)  (1.790)        (1.485)    (1.815)
                          --------   --------  --------  -------      ---------  ---------
Net Asset Value, End of
 Period.................  $  29.23   $  34.07  $  33.39  $ 27.00      $   27.18  $   22.35
                          ========   ========  ========  =======      =========  =========
Total Return............     (9.29%)    11.46%    36.06%    6.40%         29.62%     18.61%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....  $ 43,865   $ 63,323  $ 60,177  $44,801      $  42,880  $  31,719
  Ratio of expenses to
   average net assets...      1.13%      1.07%     1.11%    1.17%/1/       1.16%      1.31%
  Ratio of net
   investment income to
   average net assets...      1.21%      1.60%     1.87%    2.08%/1/       2.28%      2.70%
  Portfolio turnover
   rate.................     39.81%     38.02%    34.40%   20.32%         15.41%     42.54%

--------
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                          Years Ended December 31,      11 Months     Years Ended January 31,
                          ----------------------------    Ended       ------------------------
                           1999      1998       1997    12/31/96         1996         1995
                          -------   -------   --------  ---------     -----------  -----------
Net Asset Value,
 Beginning of Period..... $ 24.78   $ 30.25   $  27.43  $  27.40      $     24.84  $     28.69
                          -------   -------   --------  --------      -----------  -----------
  Income From Investment
   Operations
  Net investment income..   1.550     1.650      1.540     1.630            1.880        1.940
  Net gains (losses) on
   securities (both
   realized and
   unrealized)...........  (3.010)   (5.070)     3.200     0.160            2.600       (3.870)
                          -------   -------   --------  --------      -----------  -----------
    Total from investment
     operations..........  (1.460)   (3.420)     4.740     1.790            4.480       (1.930)
                          -------   -------   --------  --------      -----------  -----------
  Less Distributions
  Dividends (from net
   investment income)....  (1.550)   (1.650)    (1.540)   (1.630)          (1.890)      (1.920)
  Distributions (in
   excess of net
   investment income)....     --     (0.400)       --     (0.130)          (0.030)         --
  Return of capital......  (0.490)      --      (0.380)      --               --           --
                          -------   -------   --------  --------      -----------  -----------
    Total distributions..  (2.040)   (2.050)    (1.920)   (1.760)          (1.920)      (1.920)
                          -------   -------   --------  --------      -----------  -----------
Net Asset Value, End of
 Period.................. $ 21.28   $ 24.78   $  30.25  $  27.43      $     27.40  $     24.84
                          =======   =======   ========  ========      ===========  ===========
Total Return.............   (6.25%)  (11.75%)    18.09%     7.12%           18.98%       (6.57%)
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)..... $59,413   $79,936   $101,956  $103,780      $   129,267  $   134,066
  Ratio of expenses to
   average net assets....    1.09%     1.02%      1.02%     1.02%/1/         0.99%        1.08%
  Ratio of net investment
   income to average net
   assets................    6.61%     5.95%      5.48%     6.94%/1/         7.42%        7.71%
  Portfolio turnover
   rate..................   13.94%    18.89%     42.47%    69.19%           53.30%       39.50%

/1/Annualized
--------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           Years Ended December 31,        9 Months     Years Ended March 31,
                          --------------------------------   Ended      ----------------------
                            1999       1998     1997/2/   12/31/96/2/    1996/2/     1995/2/
                          --------   --------   ---------------------   ----------  ----------
Net Asset Value,
 Beginning of Period....  $  20.11   $  22.47   $  16.79    $ 15.98     $    12.94  $    12.97
                          --------   --------   --------    -------     ----------  ----------
  Income from Investment
   Operations
  Net investment
   income...............     0.278      0.170      0.210      0.260          0.330       0.290
  Net gains (losses) on
   securities
   (both realized and
   unrealized)..........    (0.678)    (2.310)     6.800      1.740          3.040      (0.020)
                          --------   --------   --------    -------     ----------  ----------
    Total from
     investment
     operations.........    (0.400)    (2.140)     7.010      2.000          3.370       0.270
                          --------   --------   --------    -------     ----------  ----------
  Less Distributions
  Dividends (from net
   investment income)...    (0.270)    (0.180)    (0.200)    (0.270)        (0.330)     (0.300)
  Distributions (from
   capital gains).......       --      (0.040)    (1.130)    (0.920)           --          --
                          --------   --------   --------    -------     ----------  ----------
    Total
     distributions......    (0.270)    (0.220)    (1.330)    (1.190)        (0.330)     (0.300)
                          --------   --------   --------    -------     ----------  ----------
Net Asset Value, End of
 Period.................  $  19.44   $  20.11   $  22.47    $ 16.79     $    15.98  $    12.94
                          ========   ========   ========    =======     ==========  ==========
Total Return............     (1.98%)    (9.58%)    42.37%     12.84%         26.18%       2.09%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....  $ 36,054   $ 42,789   $ 39,377    $21,691     $   19,592  $   14,058
  Ratio of expenses to
   average net assets...      1.08%      1.56%      1.62%      1.29%/1/       1.46%       2.12%
  Ratio of net
   investment income
   to average net
   assets...............      1.29%      0.80%      1.09%      2.03%/1/       2.28%       2.36%
  Portfolio turnover
   rate.................     43.44%     35.74%     26.27%     35.86%         33.50%      30.20%

--------
/1/Annualized
/2/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc. and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express our opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, as of December 31, 1999, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

                                          TAIT, WELLER & BAKER

Philadelphia, PA
January 21, 2000

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs which pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV. SSCV pays annual dividends from net investment income. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement Plans

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' 800 number (800-634-5726).

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

PFPC Inc.
211 South Gulph Road, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-472-4266

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

Additional Purchases ONLY to existing accounts should be mailed to a separate lock box unit:

c/o PFPC Inc.
P. O. Box 61767, King of Prussia, PA 19406-8767


   Distributed by Provident Distributors, Inc., 3200 Horizon Drive, King of
      Prussia,  PA 19406-0903--Date  of  first use  February 2000.  This report is to  be preceded or  accompanied by a  prospectus.
             All indices  are unmanaged  groupings of  stock that
                are not available for investment.

DIVIDEND NOTICES
--------------------------------------------------------------------------------
December 31, 1999

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

                                                Percentage of Ordinary Dividend
                                                   Income Qualifying for the
                                                    70% Corporate Dividend
                                                      Received Deduction
                                                -------------------------------
Stratton Growth Fund, Inc......................              100%
Stratton Monthly Dividend REIT Shares, Inc.....                0%
Stratton Small-Cap Value Fund..................              100%

DIRECTORS                               OFFICERS
Lynne M. Cannon                         James W. Stratton                  James A. Beers
                                        Chairman                           Vice President
John J. Lombard, Jr.
                                        John A. Affleck                    Joanne E. Kuzma
Douglas J. MacMaster, Jr.               President, Stratton Monthly        Vice President
                                        Dividend REIT Shares
Henry A. Rentschler                                                        Patricia L. Sloan
                                        Gerard E. Heffernan                Secretary & Treasurer
Merritt N. Rhoad, Jr.                   President
                                        Stratton Growth Fund               Brigid E. Hummel
Richard W. Stevens                                                         Assistant Secretary &
                                        Frank H. Reichel, III              Treasurer
James W. Stratton                       President
                                        Stratton Small-Cap Value Fund

INVESTMENT ADVISOR

   Stratton Management Company
   Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA 19462-1050, Telephone: 610-941-0255

TRANSFER AGENT & DIVIDEND PAYING AGENT

  PFPC Inc.
  P.O. Box 61503, King of Prussia, PA 19406-0903
  Telephone: 610-239-4600, 800-472-4266

INDEPENDENT ACCOUNTANTS

  Tait, Weller & Baker
  8 Penn Center Plaza, Suite 800
  Philadelphia, PA 19103-2108

Visit the Stratton Mutual Funds web site at http://www.strattonmgt.com

STRATTON
Mutual Funds                                                100% No Load
Stability.Strategy.Success                                       Mutual Fund
                                                                 Council